UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 4, 2008
(January 1, 2008)
Date of Report
(Date of earliest event reported)
AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)
(901) 495-6500
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     Effective January 1, 2008, the Board of Directors of AutoZone, Inc. (“AutoZone”) amended AutoZone’s director compensation structure and, in connection therewith, amended and restated the AutoZone, Inc. 2003 Director Compensation Plan (the “Director Compensation Plan”) and the AutoZone, Inc. 2003 Director Stock Option Plan (the “Director Stock Option Plan”).
     Effective January 1, 2008, non-employee directors can choose each year between two compensation options. A director electing the first option will receive the same retainer fee as has previously been paid, i.e., an annual base retainer of $40,000 (the “Base Retainer”). A director electing the second option will receive, in addition to the Base Retainer, an annual supplemental retainer in the amount of $35,000 (the “Supplemental Retainer”), but will receive a smaller annual stock option award under the Director Stock Option Plan.
     The Base Retainer and the Supplemental Retainer, if applicable, plus any chairman fees are paid through the Director Compensation Plan, so that at least one-half of these fees are paid in common stock, and the director may elect to receive up to 100% of the fees in stock or to defer all or part of the fees in units with value equivalent to the value of shares of AutoZone common stock (“Stock Units”).
     The Director Stock Option Plan was amended so that directors who elect to be paid only the Base Retainer receive, on January 1 during their first two years of service as a director, an option to purchase 3,000 shares of AutoZone common stock. After the first two years, such directors will receive, on January 1 of each year, an option to purchase 1,500 shares of common stock, and each such director who owns common stock or Stock Units worth at least five times the Base Retainer will receive an additional option to purchase 1,500 shares. Directors electing to be paid the Supplemental Retainer will receive, on January 1 during their first two years of service as a director, an option to purchase 2,000 shares of AutoZone common stock. After the first two years, such directors will receive, on January 1 of each year, an option to purchase 500 shares of common stock, and each such director who owns common stock or Stock Units worth at least five times the Base Retainer will receive an additional option to purchase 1,500 shares.
     The changes in the grants during a director’s first two years of service will not apply to any director who was a member of the Board as of June 6, 2007.
     The AutoZone, Inc. Director Compensation Program, the AutoZone, Inc. Amended and Restated 2003 Director Compensation Plan, and the AutoZone, Inc. Amended and Restated 2003 Director Stock Option Plan are filed as exhibits to this current report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits
The following exhibits are furnished with this Current Report:
(d) Exhibits

99.1	AutoZone, Inc. Director Compensation Program

99.2	AutoZone, Inc. Amended and Restated 2003 Director Compensation Plan

99.3	AutoZone, Inc. Amended and Restated 2003 Director Stock Option Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.
By:	/s/ Harry L. Goldsmith
Harry L. Goldsmith
Executive Vice President, General Counsel and Secretary

Dated: January 4, 2008

EXHIBIT INDEX

99.1	AutoZone, Inc. Director Compensation Program

99.2	AutoZone, Inc. Amended and Restated 2003 Director Compensation Plan

99.3	AutoZone, Inc. Amended and Restated 2003 Director Stock Option Plan